UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2006

NTN Buzztime, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-11460

Delaware	31-1103425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5966 La Place Court

Carlsbad, California 92008

(Address of principal executive offices, with zip code)

760-438-7400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 4, 2006, the Board of Directors of NTN Buzztime, Inc. (the “Company”) adopted a new Code of Ethics for the Company (the “New Code”), which replaces the Company’s previously existing Code of Values in its entirety.  The New Code provides more detailed and comprehensive standards for the Company’s directors, officers and employees.  The New Code is attached hereto as Exhibit 14.1 and is available on the Company’s website under “Corporate Information – Investor Relations” at www.buzztime.com.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	14.1	NTN Buzztime, Inc. Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN Buzztime, Inc.

Date: December 7, 2006	By:	/s/ Kendra Berger
Kendra Berger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

14.1	NTN Buzztime, Inc. Code of Ethics